UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT
Capital Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

Long-term growth of capital

Net asset value December 31, 2012

Class IA: $17.67	Class IB: $17.54

Total return at net asset value

(as of 12/31/12)	Class IA shares*	Class IB shares*	Russell 2500 Index

1 year	14.69%	14.37%	17.88%

5 years	32.95	31.29	23.70
Annualized	5.86	5.60	4.34

Life	137.48	131.71	159.50
Annualized	9.36	9.08	10.37

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets as of 12/31/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s manager

How would you describe the investment environment for equities for the 12 months ended December 31, 2012?

Equity investors continued to see great volatility across the global markets as a result of macroeconomic uncertainties. The eurozone debt crisis was the most persistent of these worries, causing investor caution when headline news signaled deepening problems there, but sparking relief rallies when the news was more optimistic. Slowing economic growth in China also dampened investor sentiments, especially early in the period, though those concerns seemed to be abating later in the year. U.S. equities held up better than their international counterparts over the period, but a tepid economic recovery, stubborn unemployment, and rising political and fiscal policy uncertainties tempered some of the upward momentum in U.S. stocks. During periods of greater uncertainty, lower-risk equity assets — including large-cap and defensive stocks — tend to outperform, while periods of greater clarity and optimism usher in a more bullish climate for higher-risk equity assets. For the year as a whole, equities produced solid gains, with the Russell 2500 Index returning 17.88%.

How did Putnam VT Capital Opportunities Fund perform against this backdrop?

Although the fund was up for the year, its performance slightly trailed the benchmark. Our bias toward small- and mid-cap stocks, which tended to lag their more defensive, larger-cap brethren, was one factor in the fund’s modest underperformance; the other detracting factor was inopportune security selection, particularly in the consumer discretionary, information technology, and energy sectors, where slow job creation and economic uncertainty related to the U.S. national elections and the looming “fiscal cliff” seemed to restrain both consumer and business spending. On the positive side, the fund performed well in utilities, where a sector underweight was beneficial, as well as within the materials sector, where strong stock selection helped.

Which individual stocks detracted from performance versus the benchmark?

Energy stocks struggled during the period, and two of the fund’s more disappointing performers were in that sector. We held overweights in both Key Energy Services and Walter Energy, which exacerbated the sector downdraft. Key Energy, which provides drilling and servicing for domestic and international energy companies, was hurt by the decline in drilling after natural gas prices collapsed. Walter Energy, a producer of metallurgical coal for the steel industry, fell in response to weak coal prices and the declining demand for steel in a sluggish economic environment, and we eliminated our position during the period. ITT Educational Services, a for-profit secondary education company, was the portfolio’s second biggest detractor. The company’s revenues and stock price swooned on declining enrollments.

Which holdings helped relative performance?

An overweight in specialty retailer Cabela’s provided the biggest boost. This outdoor products company benefited from improved merchandising and growing demand for its wares. Given the dramatic appreciation in its stock price, we sold the holding and locked in a substantial gain. Two health-care sector names also made meaningful contributions. Par Pharmaceutical was acquired during the period at a good value, and then sold for a profit. Staffing firm AMN Healthcare Services fared well on greater-than-expected earnings.

What is your near-term outlook?

Although we remain wary of the potential for ongoing fiscal policy impasses in the U.S. Congress, there are also reasons for some optimism across world markets. In our view, the U.S. housing market appears to be recovering, economic growth in the United States and China seems to be gathering momentum, and Europe’s sovereign debt crisis is — at least for the moment — not getting any worse. That said, while corporate balance sheets continue to be cash-rich, managements still appear hesitant to put that cash to work. In this environment, we will continue to hunt for small- and mid-cap stocks with strong balance sheets that we believe offer an attractive risk/reward profile for long-term investors.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Joseph P. Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.90	$6.20	$4.77	$6.04

Ending value
(after expenses)	$1,074.80	$1,073.40	$1,020.41	$1,019.15

Annualized
expense ratio†	0.94%	1.19%	0.94%	1.19%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Capital Opportunities Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Capital Opportunities Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2013

4 Putnam VT Capital Opportunities Fund

The fund’s portfolio 12/31/12

COMMON STOCKS (100.0%)*	Shares	Value

Aerospace and defense (2.4%)
AeroVironment, Inc. † S	7,750	$168,485

Alliant Techsystems, Inc.	3,135	194,245

Cubic Corp.	3,540	169,814

Hexcel Corp. †	6,825	184,002

		716,546
Air freight and logistics (0.4%)
Forward Air Corp.	3,805	133,213

		133,213
Airlines (1.5%)
Allegiant Travel Co. S	3,605	264,643

Spirit Airlines, Inc. †	10,035	177,820

		442,463
Auto components (0.8%)
Autoliv, Inc. (Sweden) S	1,665	112,204

BorgWarner, Inc. † S	1,795	128,558

		240,762
Beverages (0.2%)
Coca-Cola Bottling Co. Consolidated S	1,055	70,158

		70,158
Biotechnology (0.5%)
Cubist Pharmaceuticals, Inc. † S	3,636	152,930

		152,930
Capital markets (2.5%)
E*Trade Financial Corp. †	12,195	109,145

SEI Investments Co.	17,230	402,139

Waddell & Reed Financial, Inc. Class A S	7,209	251,017

		762,301
Chemicals (4.8%)
Albemarle Corp. S	2,695	167,413

Ashland, Inc.	2,070	166,449

Eastman Chemical Co.	2,433	165,566

FMC Corp.	2,037	119,205

Innophos Holdings, Inc. S	3,875	180,188

International Flavors & Fragrances, Inc.	2,575	171,341

Methanex Corp. (Canada)	7,215	229,942

Valspar Corp.	4,085	254,904

		1,455,008
Commercial banks (8.9%)
Associated Banc-Corp.	11,685	153,307

Bancorp, Inc. (The) †	24,079	264,147

Bank of Hawaii Corp. S	3,460	152,413

Bank of the Ozarks, Inc.	4,655	155,803

BOK Financial Corp.	3,555	193,605

Bond Street Holdings, LLC 144A Class A † F	3,695	79,443

City National Corp. S	2,925	144,846

Commerce Bancshares, Inc. S	5,486	192,348

Cullen/Frost Bankers, Inc. S	1,705	92,530

East West Bancorp, Inc. S	12,255	263,360

F.N.B. Corp.	13,760	146,131

First Citizens BancShares, Inc. Class A	1,302	212,877

National Bank Holdings Corp. Class A	6,250	118,688

OmniAmerican Bancorp, Inc. †	4,660	107,786

Popular, Inc. (Puerto Rico) †	6,282	130,603

Signature Bank †	1,320	94,169

SVB Financial Group †	1,726	96,604

Valley National Bancorp	12,201	113,469

		2,712,129

COMMON STOCKS (100.0%)* cont.	Shares	Value

Commercial services and supplies (0.6%)
Tetra Tech, Inc. †	7,075	$187,134

		187,134
Communications equipment (2.4%)
F5 Networks, Inc. †	2,510	243,847

Netgear, Inc. † S	4,085	161,031

Polycom, Inc. †	29,830	312,022

		716,900
Construction and engineering (0.6%)
Primoris Services Corp.	12,910	194,166

		194,166
Consumer finance (0.6%)
Portfolio Recovery Associates, Inc. †	1,760	188,074

		188,074
Containers and packaging (0.4%)
Boise, Inc.	16,265	129,307

		129,307
Diversified consumer services (2.2%)
Apollo Group, Inc. Class A † S	5,569	116,503

H&R Block, Inc.	7,138	132,553

ITT Educational Services, Inc. † S	5,403	93,526

Sotheby’s Holdings, Inc. Class A S	10,035	337,377

		679,959
Diversified financial services (0.9%)
CBOE Holdings, Inc.	4,945	145,680

MSCI, Inc. Class A † S	3,695	114,508

		260,188
Electric utilities (1.1%)
FirstEnergy Corp.	2,631	109,871

Pepco Holdings, Inc.	5,150	100,992

PNM Resources, Inc.	6,605	135,469

		346,332
Electrical equipment (2.5%)
AMETEK, Inc.	4,491	168,727

AZZ, Inc.	7,050	270,932

Brady Corp.	5,750	192,050

Hubbell, Inc. Class B	1,596	135,069

		766,778
Electronic equipment, instruments, and components (0.3%)
Dolby Laboratories, Inc. Class A S	2,920	85,644

		85,644
Energy equipment and services (3.6%)
Atwood Oceanics, Inc. †	3,815	174,689

Helix Energy Solutions Group, Inc. †	8,075	166,668

Key Energy Services, Inc. †	27,475	190,951

Oil States International, Inc. †	1,970	140,934

Parker Drilling Co. †	37,055	170,453

Superior Energy Services, Inc. †	6,035	125,045

Unit Corp. †	2,920	131,546

		1,100,286
Food and staples retail (0.3%)
Nash Finch Co.	3,603	76,672

		76,672
Food products (0.5%)
Fresh Del Monte Produce, Inc.	5,565	146,638

		146,638
Health-care equipment and supplies (1.3%)
Cyberonics, Inc. †	2,125	111,626

Hill-Rom Holdings, Inc.	5,000	142,500

SurModics, Inc. †	6,583	147,196

		401,322
Health-care providers and services (6.4%)
Amedisys, Inc. † S	13,381	150,804

AMN Healthcare Services, Inc. †	16,839	194,490

Chemed Corp. S	3,655	250,696

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (100.0%)* cont.	Shares	Value

Health-care providers and services cont.
Coventry Health Care, Inc.	4,515	$202,407

Health Net, Inc. †	4,355	105,827

Healthways, Inc. † S	22,825	244,228

Kindred Healthcare, Inc. † S	15,275	165,276

LifePoint Hospitals, Inc. †	2,415	91,166

Molina Healthcare, Inc. †	11,007	297,849

Omnicare, Inc. S	4,966	179,273

Universal American Corp.	7,525	64,640

		1,946,656
Hotels, restaurants, and leisure (1.8%)
Cheesecake Factory, Inc. (The) S	5,452	178,389

Choice Hotels International, Inc. S	5,040	169,445

Panera Bread Co. Class A †	1,315	208,861

		556,695
Household durables (1.8%)
Harman International Industries, Inc.	2,757	123,072

iRobot Corp. †	4,574	85,717

Lennar Corp. Class A	5,702	220,496

NVR, Inc. †	140	128,800

		558,085
Household products (0.6%)
Energizer Holdings, Inc.	2,360	188,753

		188,753
Insurance (5.4%)
American Financial Group, Inc.	2,535	100,183

Amtrust Financial Services, Inc. S	5,495	157,652

Aspen Insurance Holdings, Ltd.	3,626	116,322

Assurant, Inc.	4,175	144,873

Endurance Specialty Holdings, Ltd.	2,562	101,686

Fidelity National Financial, Inc. Class A	6,340	149,307

HCC Insurance Holdings, Inc.	3,003	111,742

Horace Mann Educators Corp.	5,445	108,682

Protective Life Corp.	3,440	98,315

Stancorp Financial Group S	2,881	105,646

Torchmark Corp.	2,935	151,651

Validus Holdings, Ltd.	4,335	149,904

W.R. Berkley Corp.	4,345	163,980

		1,659,943
Internet software and services (2.3%)
IAC/InterActiveCorp.	5,055	239,102

Open Text Corp. (Canada) †	4,615	257,840

ValueClick, Inc. † S	10,970	212,928

		709,870
IT Services (3.1%)
Alliance Data Systems Corp. †	1,940	280,834

DST Systems, Inc.	3,260	197,556

Global Payments, Inc.	3,340	151,302

NeuStar, Inc. Class A †	7,375	309,234

		938,926
Leisure equipment and products (0.5%)
Polaris Industries, Inc. S	1,880	158,202

		158,202
Life sciences tools and services (1.4%)
Bio-Rad Laboratories, Inc. Class A †	2,270	238,464

Parexel International Corp. †	6,070	179,611

		418,075
Machinery (3.2%)
Actuant Corp. Class A	5,520	154,063

AGCO Corp. †	3,235	158,903

Gardner Denver, Inc.	1,842	126,177

Kennametal, Inc. S	4,240	169,600

COMMON STOCKS (100.0%)* cont.	Shares	Value

Machinery cont.
Oshkosh Corp. †	5,875	$174,194

WABCO Holdings, Inc. †	3,150	205,349

		988,286
Media (0.5%)
Valassis Communications, Inc. †	6,354	163,806

		163,806
Metals and mining (0.9%)
Reliance Steel & Aluminum Co.	4,324	268,520

		268,520
Multi-utilities (0.4%)
Black Hills Corp. S	3,095	112,472

		112,472
Multiline retail (0.8%)
Big Lots, Inc. † S	8,853	251,956

		251,956
Oil, gas, and consumable fuels (3.6%)
Berry Petroleum Co. Class A S	4,036	135,408

Cabot Oil & Gas Corp.	3,160	157,178

HollyFrontier Corp.	5,270	245,319

SM Energy Co.	3,185	166,289

Stone Energy Corp. † S	4,715	96,752

Tesoro Corp.	4,715	207,696

Whiting Petroleum Corp. †	2,416	104,782

		1,113,424
Paper and forest products (1.5%)
Domtar Corp. (Canada)	3,320	277,286

Schweitzer-Mauduit International, Inc.	4,695	183,246

		460,532
Personal products (0.8%)
Inter Parfums, Inc.	11,945	232,450

		232,450
Pharmaceuticals (1.2%)
Endo Health Solutions, Inc. †	4,574	120,159

Impax Laboratories, Inc. †	11,220	229,898

		350,057
Professional services (1.7%)
Exponent, Inc. †	3,215	179,493

Towers Watson & Co. Class A	3,300	185,493

TrueBlue, Inc. †	9,539	150,239

		515,225
Real estate investment trusts (REITs) (5.6%)
Brandywine Realty Trust	13,080	159,445

DiamondRock Hospitality Co.	17,199	154,791

Highwoods Properties, Inc. S	4,625	154,706

Hospitality Properties Trust	8,635	202,232

Kimco Realty Corp. S	5,360	103,555

LaSalle Hotel Properties	8,115	206,040

Liberty Property Trust	4,330	154,884

Mack-Cali Realty Corp.	5,915	154,441

National Health Investors, Inc. S	1,984	112,156

Omega Healthcare Investors, Inc. S	6,988	166,664

Piedmont Office Realty Trust, Inc. Class A S	8,435	152,252

		1,721,166
Real estate management and development (0.5%)
Jones Lang LaSalle, Inc.	1,965	164,942

		164,942
Road and rail (1.5%)
Heartland Express, Inc.	12,910	168,734

Landstar Systems, Inc.	5,750	301,645

		470,379
Semiconductors and semiconductor equipment (3.4%)
KLA-Tencor Corp.	2,070	98,863

Lam Research Corp. †	5,656	204,351

6 Putnam VT Capital Opportunities Fund

COMMON STOCKS (100.0%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Omnivision Technologies, Inc. † S	10,295	$144,954

Silicon Laboratories, Inc. † S	4,070	170,167

Skyworks Solutions, Inc. †	10,745	218,124

Teradyne, Inc. † S	11,940	201,667

		1,038,126
Software (4.6%)
ANSYS, Inc. †	3,105	209,091

Autodesk, Inc. †	6,260	221,291

FactSet Research Systems, Inc. S	1,330	117,120

Fair Isaac Corp.	5,015	210,780

Manhattan Associates, Inc. †	3,930	237,136

Synopsys, Inc. †	6,277	199,860

TIBCO Software, Inc. †	5,485	120,725

Websense, Inc. †	5,835	87,758

		1,403,761
Specialty retail (3.6%)
Aaron’s, Inc.	5,741	162,355

Aeropostale, Inc. † S	7,850	102,129

Buckle, Inc. (The)	3,427	152,981

Cato Corp. (The) Class A	4,217	115,672

Francesca’s Holdings Corp. † S	6,662	172,946

Guess?, Inc. S	6,183	151,731

Jos. A. Bank Clothiers, Inc. † S	5,375	228,868

		1,086,682
Textiles, apparel, and luxury goods (2.2%)
Crocs, Inc. †	11,263	162,075

Deckers Outdoor Corp. † S	3,306	133,133

Iconix Brand Group, Inc. † S	8,741	195,099

Steven Madden, Ltd. †	4,217	178,253

		668,560
Thrifts and mortgage finance (0.9%)
Provident New York Bancorp	13,424	124,977

Simplicity Bancorp, Inc.	10,886	162,746

		287,723

COMMON STOCKS (100.0%)* cont.	Shares	Value

Tobacco (0.3%)
Universal Corp. S	1,704	$85,047

		85,047
Trading companies and distributors (0.2%)
MSC Industrial Direct Co., Inc. Class A	832	62,716

		62,716

Total common stocks (cost $24,991,359)		$30,545,945

SHORT-TERM INVESTMENTS (20.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	5,985,420	$5,985,420

Putnam Money Market Liquidity Fund 0.14% L	149,305	149,305

Total short-term investments (cost $6,134,725)		$6,134,725

Total investments (cost $31,126,084)		$36,680,670

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $30,538,729.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT Capital Opportunities Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,364,707	$—	$—

Consumer staples	799,718	—	—

Energy	2,213,710	—	—

Financials	7,677,023	79,443	—

Health care	3,269,040	—	—

Industrials	4,476,906	—	—

Information technology	4,893,227	—	—

Materials	2,313,367	—	—

Utilities	458,804	—	—

Total common stocks	30,466,502	79,443	—

Short-term investments	149,305	5,985,420	—

Totals by level	$30,615,807	$6,064,863	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value, including $5,939,451 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $24,991,359)	$30,545,945

Affiliated issuers (identified cost $6,134,725) (Notes 1 and 5)	6,134,725

Dividends, interest and other receivables	28,441

Receivable for shares of the fund sold	1,194

Total assets	36,710,305

Liabilities

Payable to custodian	9,866

Payable for shares of the fund repurchased	79,717

Payable for compensation of Manager (Note 2)	16,417

Payable for custodian fees (Note 2)	6,139

Payable for investor servicing fees (Note 2)	1,713

Payable for Trustee compensation and expenses (Note 2)	32,437

Payable for administrative services (Note 2)	311

Payable for distribution fees (Note 2)	3,097

Collateral on securities loaned, at value (Note 1)	5,985,420

Other accrued expenses	36,459

Total liabilities	6,171,576

Net assets	$30,538,729

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$25,525,377

Undistributed net investment income (Note 1)	207,609

Accumulated net realized loss on investments (Note 1)	(748,843)

Net unrealized appreciation of investments	5,554,586

Total — Representing net assets applicable to capital shares outstanding	$30,538,729

Computation of net asset value Class IA

Net assets	$15,887,891

Number of shares outstanding	899,297

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.67

Computation of net asset value Class IB

Net assets	$14,650,838

Number of shares outstanding	835,121

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.54

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $585)	$547,889

Interest (including interest income of $730 from investments in affiliated issuers) (Note 5)	730

Securities lending (Note 1)	27,988

Total investment income	576,607

Expenses

Compensation of Manager (Note 2)	207,222

Investor servicing fees (Note 2)	32,613

Custodian fees (Note 2)	4,303

Trustee compensation and expenses (Note 2)	2,832

Distribution fees (Note 2)	38,691

Administrative services (Note 2)	1,132

Auditing and tax fees	30,706

Other	17,749

Total expenses	335,248

Expense reduction (Note 2)	(3,252)

Net expenses	331,996

Net investment income	244,611

Net realized gain on investments (Notes 1 and 3)	2,595,524

Net unrealized appreciation of investments during the year	1,497,006

Net gain on investments	4,092,530

Net increase in net assets resulting from operations	$4,337,141

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Decrease in net assets

Operations:

Net investment income	$244,611	$186,412

Net realized gain on investments	2,595,524	1,072,371

Net unrealized appreciation (depreciation) of investments	1,497,006	(3,762,203)

Net increase (decrease) in net assets resulting from operations	4,337,141	(2,503,420)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(116,560)	(68,327)

Class IB	(58,842)	(23,095)

Increase in capital from settlement payments (Note 7)	—	40

Decrease from capital share transactions (Note 4)	(5,324,878)	(2,510,785)

Total decrease in net assets	(1,163,139)	(5,105,587)

Net assets:

Beginning of year	31,701,868	36,807,455

End of year (including undistributed net investment income of $207,609 and $153,117, respectively)	$30,538,729	$31,701,868

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/12	$15.50	.15	2.13	2.28	(.11)	—	(.11)	—	$17.67	14.69	$15,888.91		.86	44

12/31/11	16.52	.10[e]	(1.06)	(.96)	(.06)	—	(.06)	—[f,g]	15.50	(5.88)	16,392	.94[h]	.63[e,h]	35

12/31/10	12.78	.07	3.73	3.80	(.06)	—	(.06)	—	16.52	29.83	18,737.93		.50	29

12/31/09	8.86	.06	3.95	4.01	(.09)	—	(.09)	—	12.78	45.98	11,883	.93[h]	.57[h]	47

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	—[f,i]	8.86	(35.02)	9,013	.98[h]	.74[h]	97

Class IB

12/31/12	$15.39	.10	2.11	2.21	(.06)	—	(.06)	—	$17.54	14.37	$14,651	1.16	.62	44

12/31/11	16.41	.06[e]	(1.06)	(1.00)	(.02)	—	(.02)	—[f,g]	15.39	(6.11)	15,310	1.19[h]	.37[e,h]	35

12/31/10	12.70	.03	3.72	3.75	(.04)	—	(.04)	—	16.41	29.54	18,071	1.18	.24	29

12/31/09	8.79	.03	3.94	3.97	(.06)	—	(.06)	—	12.70	45.62	14,452	1.18[h]	.33[h]	47

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	—[f,i]	8.79	(35.18)	10,806	1.23[h]	.50[h]	97

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.06	0.34%

Class IB	0.05	0.33

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/11	0.04%

12/31/09	0.21

12/31/08	0.17

i Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Capital Opportunities Fund

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT Capital Opportunities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange.

Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,939,451 and the fund received cash collateral of $5,985,420.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus

Putnam VT Capital Opportunities Fund 13

1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2012, the fund had a capital loss carryover of $677,828 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$386,802	N/A	$386,802	12/31/16

291,026	N/A	291,026	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $9 to increase paid-in-capital, $14,717 to decrease undistributed net investment income and $14,708 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,570,586
Unrealized depreciation	(1,087,015)

Net unrealized appreciation	5,483,571
Undistributed ordinary income	207,609
Capital loss carryforward	(677,828)

Cost for federal income tax purposes	$31,197,099

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 54.79% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$17,150
Class IB	15,463

Total	$32,613

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $29 under the expense offset arrangements and by $3,223 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year

14 Putnam VT Capital Opportunities Fund

following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$38,691

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,092,473 and $19,134,121, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	113,217	$1,943,316	332,655	$5,694,992	80,003	$1,368,648	211,202	$3,529,087

Shares issued in connection with
reinvestment of distributions	6,530	116,560	3,785	68,327	3,313	58,842	1,286	23,095

	119,747	2,059,876	336,440	5,763,319	83,316	1,427,490	212,488	3,552,182

Shares repurchased	(277,903)	(4,693,794)	(413,183)	(6,579,061)	(242,858)	(4,118,450)	(318,759)	(5,247,225)

Net decrease	(158,156)	$(2,633,918)	(76,743)	$(815,742)	(159,542)	$(2,690,960)	(106,271)	$(1,695,043)

Note 5 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$411,321	$6,665,186	$6,927,202	$730	$149,305

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $31 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9 related to the settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Capital Opportunities Fund 15

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

16 Putnam VT Capital Opportunities Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT Capital Opportunities Fund 17

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

18 Putnam VT Capital Opportunities Fund

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Putnam VT Capital Opportunities Fund 19

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20 Putnam VT Capital Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Elizabeth T. Kennan
Putnam Retail Management	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Capital Opportunities Fund 21

This report has been prepared for the shareholders		H501
of Putnam VT Capital Opportunities Fund.	279068	2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$28,450	$ —	$2,122	$64
December 31, 2011	$31,600	$--	$1,813	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $254,298 and $129,195 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013